UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022

Radius Global Infrastructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39568	88-1807259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bala Plaza East, Suite 502 Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RADI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Stockholders of Radius Global Infrastructure, Inc. (the “Company”), in accordance with the voting results set forth below under Item 5.07, the Company’s stockholders approved (i) an amendment to the Radius Global Infrastructure, Inc. 2020 Equity Incentive Plan (the “Equity Plan”) to increase from 13,500,000 to 25,000,000 the maximum number of shares that may be issued or paid under or with respect to all awards (considered in the aggregate) granted under the Equity Plan and the maximum number of shares that may be subject to incentive stock options granted under the Equity Plan (the “Equity Plan Amendment”) and (ii) adoption of the Radius Global Infrastructure, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”).

Descriptions of the Equity Plan and the Equity Plan Amendment are set forth in the section entitled “Proposal No. 4: Approval of an Amendment to the Radius Global Infrastructure, Inc. 2020 Equity Incentive Plan” on pages 65 through 73 of the Company’s definitive proxy statement filed on April 8, 2022 (the “Proxy Statement”), a description of the ESPP is set forth in the section entitled “Proposal No. 5: Approval of Adoption of Radius Global Infrastructure, Inc. 2022 Employee Stock Purchase Plan” on pages 74 through 83 of the Proxy Statement, and such descriptions are incorporated herein by reference. The descriptions of the Equity Plan, the Equity Plan Amendment, and the ESPP are qualified by reference to the full text of the Equity Plan attached as Annex A to the Proxy Statement, the full text of the Equity Plan Amendment included on pages 67 and 68 of the Proxy Statement, and the full text of the ESPP attached as Annex B to the Proxy Statement, respectively, each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting was held on May 26, 2022. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees nominated by the Company’s Board of Directors to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successor has been duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Paul A. Gould	76,936,233	2,996,497	8,547	2,764,461
Antoinette Cook Bush	79,917,818	15,410	8,049	2,764,461
Thomas C. King	77,700,788	2,231,942	8,547	2,764,461
Nick S. Advani	79,612,557	320,173	8,547	2,764,461
Ashley Leeds	79,668,495	263,435	9,347	2,764,461

Ratification of the Company’s Independent Registered Public Accounting Firm. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
82,362,584	302,735	40,419	0

Approval, on an advisory basis, the Preferred Frequency of Stockholder Advisory Votes on Executive Compensation. The stockholders of the Company approved, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation. The following is a breakdown of the voting results:

EVERY YEAR	TWO YEARS	THREE YEARS	ABSTAIN
79,793,596	4,990	129,751	12,940

The Company has determined, consistent with the Board of Directors’ recommendation and these results, to hold future advisory votes on executive compensation every year.

Approval of an Amendment to Radius Global Infrastructure, Inc. 2020 Equity Incentive Plan. The stockholders of the Company approved the Equity Plan Amendment. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,788,982	18,144,567	7,728	2,764,461

Approval of the Radius Global Infrastructure, Inc. 2022 Employee Stock Purchase Plan. The stockholders of the Company approved adoption of the ESPP. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,629,610	300,232	11,435	2,764,461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS GLOBAL INFRASTRUCTURE, INC.

By:	/s/ Scott G. Bruce
Name:	Scott G. Bruce
Title:	President

Date: May 31, 2022